UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

Schedule 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

AGBA ACQUISITION LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

AGBA ACQUISITION LIMITED
Room 1108, 11th Floor, Block B
New Mandarin Plaza, 14 Science Museum Road
Tsimshatsui East, Kowloon, Hong Kong

April 11, 2022

Dear Shareholders:

On behalf of the Board of Directors of AGBA Acquisition Limited (the “Company” or “we”), I invite you to attend our Annual Meeting of Shareholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Loeb & Loeb LLP, 21st floor, 3 Connaught Rd Central, Central, Hong Kong
On:	May 3, 2022
Time:	10 a.m. local time

The Notice of Annual Meeting of Shareholders, the Proxy Statement and the proxy card accompany this letter, together with our Annual Report for the fiscal year ended December 31, 2021 will be first mailed to our shareholders on or about April 13, 2022.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) two (2) times for an additional three (3) months each time from May 16, 2022 (the “Current Termination Date”) to November 16, 2022 (the termination date as so extended, the “Extended Termination Date”), (ii) a proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of May 14, 2019, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), as amended, to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date, (iii) to elect five directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death, and (iv) consideration of any other business matters properly brought before the Annual Meeting.

The Company’s IPO prospectus provides that the Company initially had until February 16, 2021 (after three three-month extensions) to complete its initial business combination. As previously announced, the Company entered into a business combination agreement dated as of November 3, 2021, as amended on November 18, 2021 and January 4, 2022, and as may be further amended, with TAG International Limited (“B2B”), TAG Asset Partners Limited (“B2BSub”), OnePlatform International Limited (“HKSub”), OnePlatform Holdings Limited (“OPH”), TAG Asia Capital Holdings Limited (“Fintech”) and TAG Holdings Limited (“TAG”). The Company’s charter was most recently amended and restated on November 2, 2021 with the Current Termination Date of May 16, 2022. The purpose of the Charter Amendment and the Trust Amendment is to allow the Company an option to further extend the time to complete a business combination. Our board of directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination two (2) times for an additional three (3) months each time and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

We know that many of our shareholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

i

Thank you for your continuing interest in AGBA Acquisition Limited. We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at AGBA Acquisition Limited, Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong.

Sincerely,

/s/ Gordon Lee
Gordon Lee Chief Executive Officer

AGBA ACQUISITION LIMITED
Room 1108, 11th Floor, Block B
New Mandarin Plaza, 14 Science Museum Road
Tsimshatsui East, Kowloon, Hong Kong

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON May 3, 2022

To the Shareholders of AGBA Acquisition Limited:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of AGBA Acquisition Limited (the “Company” or “we”), a British Virgin Islands company, will be held at the offices of Loeb & Loeb LLP, 21st floor, 3 Connaught Rd Central, Central, Hong Kong on May 3, 2022, at 10 a.m. local time, for the following purposes:

1.      A proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) two (2) times for an additional three (3) months each time from May 16, 2022 (the “Current Termination Date”) to November 16, 2022 (the termination date as so extended, the “Extended Termination Date”).

2.      A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of May 14, 2019, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), as amended, to allow the Company to extend the time to complete a business combination two (2) times for an additional three (3) months each time from May 16, 2022 to November 16, 2022.

3.      To elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death.

4.      To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board has fixed the close of business on April 4, 2022 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors
/s/ Gordon Lee
Chief Executive Officer

New York, New York
April 11, 2022

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 3, 2022. THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.SEC.GOV/.

AGBA ACQUISITION LIMITED
Room 1108, 11th Floor, Block B
New Mandarin Plaza, 14 Science Museum Road
Tsimshatsui East, Kowloon, Hong Kong

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 3, 2022
FIRST MAILED ON OR ABOUT APRIL 13, 2022

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of AGBA Acquisition Limited (the “Company”), a British Virgin Islands company, in connection with the Annual Meeting of Shareholders to be held at the offices of Loeb & Loeb LLP, 21st floor, 3 Connaught Rd Central, Central, Hong Kong on May 3, 2021, at 10 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong, and its telephone number, including area code, is +852 6872 0258.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.      A proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) two (2) times for an additional three (3) months each time from May 16, 2022 (the “Current Termination Date”) to November 16, 2022 (the termination date as so extended, the “Extended Termination Date”).

2.      A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of May 14, 2019, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), as amended, to allow the Company to extend the time to complete a business combination two (2) times for an additional three (3) months each time from May 16, 2022 to November 16, 2022.

3.      To elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death.

4.      To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Company’s IPO prospectus provides that the Company initially had until February 16, 2021 (after three three-month extensions) to complete its initial business combination. As previously announced, the Company entered into a business combination agreement dated as of November 3, 2021, as amended on November 18, 2021 and January 4, 2022, and as may be further amended, with B2B, B2BSub, HKSub, OPH, Fintech and TAG. The Company’s charter was most recently amended and restated on November 2, 2021 with the Current Termination Date of May 16, 2022. The purpose of the Charter Amendment and the Trust Amendment is to allow the Company an option to further extend the time to complete a business combination. Our board of directors has determined that it is in the best interests of our shareholders to extend the Current Termination Date to allow the Company to extend the time to complete a business combination two (2) times for an additional three (3) months each time and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “extension”). In order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees would be required to deposit $0.15 for each public ordinary share that has not redeemed (or an aggregate of $546,991 if there are no redemptions) into the trust account for each three (3) months extension. The initial extension payment must be made prior to the Current Termination Date, while the second extension payment must be deposited into the trust account no fewer than five calendar days prior to the then existing termination date. Both the Trust Agreement and the Company’s charter will be amended to reflect the foregoing. The Charter Amendment is attached hereto as Annex A, and the Trust Amendment is attached hereto as Annex B.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on April 4, 2022 (the “Record Date”) and only shareholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The Company’s ordinary shares (“Ordinary Shares”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our shareholders on or about April 13, 2022.

Dissenters’ Right of Appraisal

Holders of Ordinary Shares do not have appraisal rights under the laws of British Virgin Islands or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Ordinary Shares entitled to vote at the meeting is 5,021,607. Each Ordinary Share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of 2,510,804 shares, or a majority of the number of outstanding Ordinary Shares, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Election of Directors) is a matter that we believe will be considered “non-routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2, or 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment	65% of the shares present in person or by proxy and entitled to vote	No
Trust Amendment	65% of the shares present in person or by proxy and entitled to vote	No
Election of Directors	Majority of the shares present in person or by proxy and entitled to vote	No

Abstentions will count as a vote against each of the proposals.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Annual Meeting. Your proxy card shows the number of Ordinary Shares that you own.

•        You can vote your shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the Charter Amendment, the Trust Amendment Proposal, and each of the nominees named in this Proxy Statement.

•        You can attend the Annual Meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the 2021 Annual Report and this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2021 Annual Report and this Proxy Statement. If you share an address with at least one other shareholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future shareholder meetings of the Company, please specify such request in writing and send such written request to AGBA Acquisition Limited, Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong; Attention: Chief Executive Officer, or call the Company promptly at +852 6872 0258.

If you share an address with at least one other shareholder and currently receive multiple copies of Annual Report and Proxy Statement, and you would like to receive a single copy of Annual Report and Proxy Statement, please specify such request in writing and send such written request to AGBA Acquisition Limited, Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong; Attention: Chief Executive Officer.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Annual Meeting. Regardless whether you vote for or against the Charter Amendment and the Trust Amendment, if your request is properly made and the Charter Amendment and the Trust Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Annual Meeting). For illustrative purposes, based on funds in the trust account of approximately $41.0 million on April 4, 2022, the estimated per share conversion price would have been approximately $11.24.

In order to exercise your conversion rights, you must submit a request in writing prior to 5:00 p.m., Eastern time on April 29, 2022 (two business days before the Annual Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

And

•        deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Annual Meeting. Shareholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment and the Trust Amendment. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, shareholders should verify the market price of our Ordinary Shares, as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your Ordinary Shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our Ordinary Shares when you wish to sell your shares.

If you exercise your conversion rights, your Ordinary Shares will cease to be outstanding immediately prior to the Annual Meeting (assuming the Charter Amendment and Trust Amendment are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by May 16, 2022, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase Ordinary Shares will expire worthless.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of March 31, 2022.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Ordinary Shares	Approximate Percentage of Outstanding Ordinary Shares
AGBA Holding Limited	1,261,000	23.6%
Gordon Lee	30,000	*
Vera Tan	30,000	*
Brian Chan	18,000	*
Eric Lam	18,000	*
Thomas Ng	18,000	*
Bank of Montreal(2)	260,000	5.2%
Periscope Capital Inc.(3)	290,000	5.8%
Feis Equities LLC(4)	372,426	7.4%
Mizuho Financial Group, Inc.(5)	400,000	8.0%
All directors and executive officers as a group (5 individuals)	114,000	*

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o AGBA Acquisition Limited, Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong.

(2)      Based on a Schedule 13G jointly filed by Bank of Montreal, BMO FINANCIAL CORP., and BMO CAPITAL MARKETS CORP. The address for the reporting persons is 100 King Street West, 21st Floor, Toronto, M5X 1A1, Ontario, Canada.

(3)      Based on a Schedule 13G filed by the reporting person. The address for the reporting persons is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2. Periscope Capital Inc. (“Periscope”) acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds.

(4)      Based on a Schedule 13G filed by the reporting persons. The address for the reporting persons is 20 North Wacker Drive, Suite 2115, Chicago, IL 60606. Shares reported for Feis Equities LLC include shares beneficially owned by its Managing Member, Lawrence M. Feis.

(5)      Based on a Schedule 13G filed by the reporting person. The address for the reporting person is 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be the indirect beneficial owners of the reported shares directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.

PROPOSAL 1: THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “extension”) two (2) times for an additional three (3) months each time from May 16, 2022 to November 16, 2022 (the termination date as so extended, the “Extended Termination Date”). Initially, the Company had until May 16, 2022 to complete its initial business combination (the “Current Termination Date”). Pursuant to the terms of the proposed Charter Amendment, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit $0.15 for each public ordinary share that has not redeemed (or an aggregate of $546,991 if there are no redemptions) into the trust account for each three (3) month extension. The initial extension payment must be made prior to the Current Termination Date, while the second extension payment must be deposited into the trust account no fewer than five calendar days prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. If more than 3,201,943 shares are elected to be redeemed at the Annual Meeting, we will not effect the Charter Amendment or the Trust Amendment and we will move to liquidate the trust account and dissolve the Company promptly after the Annual Meeting.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its charter to allow the Company to extend its life two (2) times for an additional three (3) months each time from May 16, 2022 to November 16, 2022.

The Company’s IPO prospectus provides that the Company initially had until February 16, 2021 (after three three-month extensions) to complete its initial business combination. As previously announced, the Company entered into a business combination agreement dated as of November 3, 2021, as amended on November 18, 2021 and January 4, 2022, and as may be further amended, with TAG International Limited (“B2B”), TAG Asset Partners Limited (“B2BSub”), OnePlatform International Limited (“HKSub”), OnePlatform Holdings Limited (“OPH”), TAG Asia Capital Holdings Limited (“Fintech”) and TAG Holdings Limited (“TAG”). The Company’s charter was most recently amended and restated on November 2, 2021 with the Current Termination Date of May 16, 2022. The purpose of the Charter Amendment and the Trust Amendment is to allow the Company an option to further extend the time to complete a business combination. Our board of directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination two (2) times for an additional three (3) months each time and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

Vote Required and Board of Directors’ Recommendation

Approval of the Charter Amendment to the amended and restated memorandum and articles of association requires the affirmative vote of at least 65% of the outstanding shares present. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

The Board recommends a vote FOR the Charter Amendment.

PROPOSAL 2: THE TRUST AMENDMENT

The proposed Trust Amendment would amend our existing Trust Agreement to change the date by which the trustee must commence liquidating the trust to the Extended Termination Date and make other conforming amendments. Pursuant to the terms of the proposed amendment to the Trust Agreement, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit $0.15 for each public ordinary share that has not redeemed (or an aggregate of $546,991 if there are no redemptions) into the trust account for each three (3) month extension. The initial extension payment must be made prior to the Current Termination Date, while the second extension payment must be deposited into the trust account no fewer than five calendar days prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. If more than 3,201,943 shares are elected to be redeemed at the Annual Meeting, we will not effect the Charter Amendment or the Trust Amendment and we will move to liquidate the trust account and dissolve the Company promptly after the Annual Meeting.

Reasons for the Proposed Trust Amendment

The Company is proposing to amend its Trust Agreement allow the Company to extend its life two (2) times for an additional three (3) months each time from May 16, 2022 to November 16, 2022.

The Trust Amendment is essential to allow the Company an option to further extend the time to consummate a business combination. Approval of the Trust Amendment is a condition to the implementation of the extension.

If the Trust Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of holders of at least 65% of the outstanding shares present is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

The Board recommends a vote FOR the Trust Amendment.

PROPOSAL 3: ELECTION OF DIRECTORS

Nominees for Director

At the Annual Meeting, five directors are up for re-election, with such directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death.

If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each nominee, their age as of the Record Date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Gordon Lee	54	Chief Executive Officer and Director
Vera Tan	45	Chief Financial Officer and Director
Brian Chan	55	Director
Eric Lam	50	Director
Thomas Ng	66	Director

The following is a summary of the biographical information of our director-nominees:

Gordon Lee.    Gordon Lee has been our Chief Executive Officer and director since October 2018. Mr. Lee has over 28 years of experience in the education, IT, and entertainment industries and with startup businesses. In February 2016, Mr. Lee founded Causeway Bay CLC, which provides extracurricular activities for Victoria Kindergarten students, such as: STEM (Science, Technology, Engineering and Mathematics) program, soccer and other outdoor/indoor activities. In May 2010, Mr. Lee co-founded Soliton Holdings Limited, one of the first music streaming applications in Hong Kong and Macau. Prior to that, Mr. Lee co-founded and was the Business Development Director of Aspect Gaming from May 2007 to December 2010. Aspect Gaming is a game developer that brings offline games to online platform including lottery, casino, and social gaming.) From October 2001 to February 2007 Mr. Lee served as an Executive General Manager of Mocha Slot Group Limited, a member of Melco PBL Entertainment (Macau) Limited, a Nasdaq listed company. Mocha Club is one largest non-casino-based operations of electronic gaming machines in Macau. Prior to Mocha Club, Mr. Lee co-founded Elixir Group Limited (listed in AMEX: EGT), which was established in 2002 as a gaming focused IT solution provider (including a slot machine businesses). Elixir Group Limited operates in 32 countries and generated over 250,000,000 Euros in 2017. Mr. Lee obtained his Bachelor of Science in Computer Science Degree in 1991 and his Master of Science in Computer Science Degree in 1992 from Rensselaer Polytechnic Institute.

Vera Tan.    Vera Tan has been our Chief Financial Officer and director since February 2019. Ms. Tan has over 20 years of experience in deal origination, direct investments, banking, structured finance, asset management and law. Since May 2018, Ms. Tan has been the Founder and Managing Partner of VAM Advisory Limited, a strategic and management consulting firm. She was previously Managing Director at CMSC Partners Limited, a Hong Kong licensed asset management firm from May 2018 to October 2021. From March 2015 to April 2018, Ms. Tan was the Head of Hong Kong Global Markets Debt Compliance for Deutsche Bank AG, managing a total of eight different business lines across corporate treasury sales, FICC trading, institutional sales, special situations, structured finance, distressed trading, treasury and pool. During the period of March 2011 to October 2014, Ms. Tan was Managing Director at Sun Hung Kai Financial (now Everbright Sun Hung Kai) where she co-founded Client Solutions Department and her department was responsible for structured financing, private equity, co investment syndication and direct investment. From May 2010 to December 2010, Ms. Tan was Director at Mizuho Asia Securities Limited Fixed Income Department. Ms. Tan founded the Third-Party Group at Goldman Sachs Asia LLC Hong Kong FICC Division in May 2006 where she was consecutively ranked in the first quartile and promoted to Executive Director in 2008. Prior to joining Goldman Sachs, Ms. Tan was a practicing barrister at Sir Oswald Cheung’s Chambers from 2003 to 2006. Ms. Tan graduated from University College London with a Bachelor of Laws Degree in June 2000 and a Postgraduate Diploma in Professional Legal Skills at the Inns of Court School of Law in London in June 2001.

Brian Chan.    Brian Chan has been a director of the Company since February 2019. Mr. Chan has over 23 years of experience handling litigations for civil claims, intellectual property rights protection and enforcement. Since September 2007 to present, Mr. Chan has been a Senior Partner at Chan, Tang & Kwok Solicitors, a member of the International Trademark Attorneys Association. From September 1995 to August 2007 he was an Associate at Baker & McKenzie, Associate at Stephenson Harwood & Lo, Partner at Stevenson, Wong & Co., Solicitors and Consultant at Benny Kong & Peter Tang. Additionally, Mr. Chan has acted as a Counsel to various Hong Kong and cross-border mergers and acquisitions and commercial matters since August 1999. Mr. Chan is also a frequent speaker on legal issues for intellectual property rights for the Hong Kong Productivity council. Mr. Chan graduated with a Bachelor of Laws Degree and passed the Solicitors’ Finals of the Law Society of England and Wales in 1993.

Eric Lam.    Eric Lam has been a director of the Company since February 2019. Since January 2007, he has been the Financial Controller of Skyworth Group Limited (“Skyworth”), which is one of the world’s top ten color TV brands, and is a leading Chinese brand of the display industry in China. In September 2013, in addition to Financial Controller, Mr. Lam became the Company Secretary of Skyworth. In February 2019, Mr. Lam was redesignated as an Executive Director and Company Secretary of Skyworth. At Skyworth, Mr. Lam participated in multiple acquisitions, including the acquisition of Sinoprima Investments and Manufacturing SA (PTY) Ltd, a home appliance brand in South Africa in 2014; Metz Consumer Electronics GmbH, a German TV company and Strong Media Group Limited, an European set-top box company. Mr. Lam holds a Bachelor of Computing (Information System) and a Bachelor of Business (Accounting) degree from Monash University of Australia.

Thomas Ng.    Thomas Ng has been our director since February 2019. Thomas Ng has 30 years of broad experience engaging in the fields of Education, Media, Retailing Marketing and Finance. He is a pioneer of IT in education and he was the author of “Digital English Lab,” one of the first series of digital books in Hong Kong. Since September 2018, he has been the Chief Executive Officer of e-chat, an IPFS block chain social media focused company. From March 2017 to April 2018, Mr. Ng was the Chief Financial Officer of Duofu Holdings Group Co. Limited. In February 2016, Mr. Ng founded Shang Finance Limited and was the Chief Executive Officer until February 2017. From March 2015 to November 2015, Mr. Ng was the Chief Financial Officer of World Unionpay Group Shares Limited. In August 2003, Mr. Ng established Fuji (Hong Kong) Co. Ltd. and was the Chief Executive Officer until December 2014. Mr. Ng obtained a Certificate of Education majoring in English from the University of Hong Kong in 2000.

We believe with their vast experience and complementary skillsets, our officers and directors are well qualified to serve as members of our board.

Term of Office

If elected, the director-nominees will serve for a one-year term until the next Annual Meeting of Shareholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

The nominees receiving a majority of the shares present in person or by proxy will be elected to the Board of Directors. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions will count as a vote against each of the directors and broker non-votes will have no effect on the result of the vote.

The Board recommends a vote FOR the election of all of the above director nominees.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In October 2018, the Company’s Chief Executive Officer, Gordon Lee, subscribed for an aggregate of 1,000 of Ordinary Shares for an aggregate purchase price of $1, or approximately $0.001 per share. On February 22, 2019, the Company issued an aggregate of 1,149,000 Ordinary Shares to AGBA Holding Limited for an aggregate purchase price of $25,000 in cash.

Simultaneously with the closing of the IPO, the Company consummated the private placement with certain of its initial shareholders of 225,000 units at a price of $10.00 per Private Unit, generating total proceeds of $2,250,000.

In order to meet our working capital needs following the consummation of the IPO, our initial shareholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of our business combination into private units at a price of $10.00 per unit (which, for example, would result in the holders being issued units to acquire 55,000 Ordinary Shares (which includes 5,000 shares issuable upon conversion of rights) and warrants to purchase 25,000 Ordinary Shares if $500,000 of notes were so converted). Our shareholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of our initial business combination. If we do not complete a business combination, the loans would be repaid out of funds not held in the trust account, and only to the extent available.

The holders of our insider shares issued and outstanding prior to the date of the IPO, as well as the holders of the private units (and all underlying securities) and any securities our initial shareholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us, will be entitled to registration rights pursuant to offering registration rights agreement. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these Ordinary Shares are to be released from escrow. The holders of a majority of the private units or securities issued in payment of working capital loans made to us can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our audit committee will review and approve all reimbursements and payments made to any initial shareholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our audit committee will be reviewed and approved by our Board of Directors, with any interested director abstaining from such review and approval.

As of December 31, 2021, the Sponsor, AGBA Holding Limited, has paid the expenses incurred by the Company an aggregate of $952,761 on a non-interest bearing basis. As of December 31, 2021 and 2020, the Company owed a balance of $952,761 and $790,122, respectively, to our Sponsor.

In addition, on each of February 10, 2021, May 11, 2021 and August 11, 2021, the Company issued unsecured promissory note, in an amount of $594,467 to AGBA Holding Limited, pursuant to which such amounts had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until November 16, 2021. On each of November 10, 2021 and February 7, 2022, the Company issued an unsecured promissory note in an amount of $546,991, to the Sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until May 16, 2022. The Notes are non-interest bearing and is payable upon the closing of a business combination. In addition, the Note may be converted, at the lender’s discretion, into additional Private Units at a price of $10.00 per unit.

The Company is obligated to pay AGBA Holding Limited, a company owned by the insiders, a monthly fee of $10,000 for general and administrative services. However, pursuant to the terms of such agreement, the Company may delay payment of such monthly fee upon a determination by the Company’s audit committee that the Company lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with the initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Procedures for Approval of Related Party Transactions

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our Ordinary Shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial shareholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated shareholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors or initial shareholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We believe that, during the year ended December 31, 2021, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

DIRECTOR INDEPENDENCE

The Company currently has three (3) independent directors: Brian Chan, Eric Lam and Thomas Ng. Each is independent under the Nasdaq Marketplace Rules.

Board Leadership Structure and Role in Risk Oversight

The Company’s management is responsible for identifying, assessing and managing the material risks facing the business. The Board and, in particular, the Audit Committee, is responsible for overseeing the Company’s processes for assessing and managing risk. Each of the Chief Executive Officer and Chief Financial Officer, with input as appropriate from other appropriate management members, report and provide relevant information directly to either the Board and/or the Audit Committee on various types of identified material financial, reputational, legal, operational, environmental and business risks to which the Company is or may be subject, as well as mitigation strategies for certain salient risks. In accordance with NASDAQ Capital Market requirements and as set forth in its charter, the Audit Committee periodically reviews and discusses the Company’s business and financial risk management and risk assessment policies and procedures with senior management, the Company’s independent auditor. The Audit Committee reports its risk assessment function to the Board. The roles of the Board and the Audit Committee in the risk oversight process have not affected the Board leadership structure.

The Board of Directors did not hold any meetings during the year ended December 31, 2021, but instead conducted business by written consent. The Audit Committee, Compensation Committee and Nominating Committee each held one (1) meeting during the year ended December 31, 2021. During fiscal year ended December 31, 2021, no director attended fewer than 75% of any meetings of the Board committees of which the director was a member.

Audit Committee

We established an Audit Committee of the board of directors at the closing of our initial public offering, which consists of Brian Chan, Eric Lam and Thomas Ng, each of whom is an independent director. Eric Lam serves as chairman of the Audit Committee. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Expert on Audit Committee

The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Eric Lam qualifies as an “Audit Committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

We established a Compensation Committee of the board of directors at the closing of our initial public offering consisting of Brian Chan, Eric Lam and Thomas Ng, each of whom is an independent director. Thomas Ng serves as chairman of the Compensation Committee. We adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our President and Chief Executive Officer’s compensation, evaluating our President and Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our President and Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Nominating Committee

We established a Nominating Committee of the board of directors at the closing of our initial public offering consisting of Brian Chan, Eric Lam and Thomas Ng, each of whom is an independent director. Brian Chan serves as chairman of the Nominating Committee. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The Nominating Committee considers persons identified by its members, management, shareholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that the persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

Shareholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board at our next Annual Meeting of Shareholders may do so by submitting a written recommendation to the Nominating Committee, AGBA Acquisition Limited, Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong; Attention: Chief Executive Officer, in accordance with the procedures set forth below in this proxy statement under the heading “Shareholder Proposals.” For nominees for election to the Board proposed by shareholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

•        The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director;

•        A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

•        As to the shareholder proposing such nominee, that shareholder’s name and address, the class and number of shares of our capital stock the shareholder beneficially owns, a description of all arrangements or understandings between the shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the shareholder has recommended the candidate for election as a director in that fiscal year, and a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to AGBA Acquisition Limited, Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong; Attention: Chief Executive Officer.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

None of our directors or executive officers has received any compensation from us for services rendered to us. With respect to our executive officers:

•        we do not maintain, sponsor or contribute to, and have not had and do not have any obligation to contribute to, any benefit plans, including any qualified or nonqualified defined benefit plans, nonqualified defined contribution plans or other deferred compensation plans,

•        we have not entered into any employment, service, retention or other agreements or entered into any agreements to provide benefits upon termination of employment or other service with us, and

•        we have not granted any equity-based awards.

Other than the monthly administration fee payable to AGBA Holding Limited, no compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to our insiders or any of the members of our current management team, for services rendered prior to or in connection with the consummation of a business combination. However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf. There is no limit on the amount of out-of-pocket expenses reimbursable by us, except that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate a business combination.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of the Board, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2021 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2021 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021.

Respectfully submitted by the Audit Committee,

Brian Chan, Eric Lam and Thomas Ng

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

ACCOUNTANT FEES AND SERVICES

On October 15, 2020, the Audit Committee approved the dismissal of Marcum LLP (“Marcum”) as our independent registered public accounting firm, and the engagement of Friedman LLP (“Friedman”) as our new independent registered public accounting firm effective October 20, 2020.

Marcum served as the independent registered public accounting firm for the Company since February 2019. Marcum’s report on the Company’s financial statements for the year ended December 31, 2019 and for the period from October 8, 2018 (inception) through December 31, 2018 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the period of Marcum’s engagement and the subsequent interim period preceding Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period preceding Marcum’s dismissal.

The following is a summary of fees paid to Marcum and Friedman, or to be paid to Friedman, for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by the chosen registered public accounting firm in connection with regulatory filings.

•        The aggregate fees billed by Friedman for professional services rendered for the audit of our 2020 annual financial statements, review of the financial information included in our Forms 10-Q and other required filings with the SEC for the periods of March 31, 2021, June 30, 2021 and September 30, 2021 totalled approximately $64,597. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

•        The aggregate fees billed by Marcum for professional services rendered for the audit of our 2019 annual financial statements, review of the financial information included in our Forms 10-Q and other required filings with the SEC for the periods of March 31, 2020 and June 30, 2020 totalled approximately $29,870. The aggregate fees billed by Friedman LLP for professional services rendered for the audit of our 2020 annual financial statements, review of the financial information included in our Forms 10-Q and other required filings with the SEC for the period of September 30, 2020 totalled approximately $38,500. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum or Friedman for consultations concerning financial accounting and reporting standards during the year ended December 31, 2021 and 2020.

Tax Fees.    We did not pay Marcum or Friedman for tax planning and tax advice for the year ended December 31, 2021 and 2020.

All Other Fees.    We did not pay Marcum or Friedman for other services for the year ended December 31, 2021 and 2020.

Pre-Approval of Services

Our Audit Committee was formed upon the consummation of our Initial Public Offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before January 11, 2023. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than April 3, 2023. If a shareholder who wishes to present a proposal fails to notify us by April 3, 2023, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, and 3, in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Secretary, AGBA Acquisition Limited, Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong, we will provide without charge to each person requesting a copy of our 2021 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request.

By Order of the Board of Directors.
/s/ Gordon Lee
Gordon Lee Chief Executive Officer

New York, New York
April 11, 2022

Annex A

Charter Amendment

BVI COMPANY NUMBER: 1994475

TERRITORY OF THE BRITISH VIRGIN ISLANDS THE
BVI BUSINESS COMPANIES ACT, 2004
MEMORANDUM AND ARTICLES OF
ASSOCIATION
OF
AGBA Acquisition Limited
A COMPANY LIMITED BY SHARES

Incorporated on the 8th day of October, 2018
Amended and restated on 7th day of May 2019 by a Resolution of Shareholders
Amended and restated on February 5, 2021 by a Resolution of Shareholders
Amended and restated on November 2, 2021 by a Resolution of Shareholders
Amended and restated on [•], 2022 by a Resolution of Shareholders

INCORPORATED IN THE BRITISH VIRGIN ISLANDS

TERRITORY OF THE BRITISH VIRGIN ISLANDS
THE BVI BUSINESS COMPANIES ACT, 2004
THIRD AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
AGBA Acquisition Limited
A COMPANY LIMITED BY SHARES

1.      DEFINITIONS AND INTERPRETATION

1.1.   In this Memorandum of Association and the Articles of Association of the Company, if not inconsistent with the subject or context or unless redefined, the following words shall have the meanings:

“Act” means the BVI Business Companies Act, 2004 (No. 16 of 2004) and includes the regulations made under the Act as may from time to time be amended;

“Articles” means the Articles of Association of the Company;

“Audit Committee” if any, means the audit committee of the Company formed pursuant to Regulation 25.5, or any successor audit committee;

“Auditor” means the person for the time being performing the duties of auditor of the Company (if any);

“Business Combination” means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Fund (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Fund) at the time of the agreement to enter into the Business Combination;

“business day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City;

“clearing house” a clearing house recognized by the laws of the jurisdiction in which the Shares and Securities are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction;

“Maxim” means Maxim Group LLC;

Annex A-1

“Company” means the above named company, AGBA Acquisition Limited;

“Designated Stock Exchange” means any national securities exchange including Nasdaq Capital Market or Nasdaq;

“Directors” means the directors for the time being of the Company;

“Dividend” means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles;

“Distribution” in relation to a distribution by the Company to a Member means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of the Member, or the incurring of a debt to or for the benefit of a Member, in relation to Shares held by a Member, and whether by means of the purchase of an asset, the purchase, redemption or other acquisition of Shares, a transfer of indebtedness or otherwise, and includes a dividend;

“Eligible Person” means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time;

“Extension” has the meaning ascribed to it in Regulation 18.6;

“Founders” means all Members immediately prior to the consummation of the IPO;

“IPO” means the Company’s initial public offering of Securities on the Designated Stock Exchange;

“IPO Redemption” has the meaning given to it in Regulation 18.5;

“Member” means a Shareholder of the Company;

“Memorandum” means the Memorandum of the Company;

“Ordinary Share” means an ordinary share of a par value of US$0.001 in the Company;

“Over-Allotment Option” means the option Maxim holds to purchase up to 600,000 units sold in the IPO at a price equal to US$10.00 per unit, less underwriting discounts and commissions;

“Person” includes individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

“Public Share” means an Ordinary Share issued as part of the units issued in the IPO;

“Redemption Price” has the meaning given to it in Regulation 18.5;

“Register of Members” means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of Members;

“Registered Office” means the registered office for the time being of the Company;

“Registrar” means the Registrar of Corporate Affairs appointed under section 229 of the Act;

“Resolution of Directors” means either:

(a)     a resolution approved at a duly convened and constituted meeting of Directors by the affirmative vote of a majority of the Directors present at the meeting who voted; or

(b)    a resolution consented to in writing or by telex, telegram, cable or other written electronic communication by all of the Directors. A written resolution consented to in such manner may consist of several documents including written electronic communication, in like form each signed or assented to by one or more Directors;

Annex A-2

“Resolution of Shareholders” means subject to Memorandum or Articles requiring a higher percentage either:

(a)     a resolution approved at a duly convened and constituted meeting of the Shareholders of the Company by the affirmative vote at least 50% (or 65% if approval is in connection with an amendment to Regulation 18) of the outstanding Shares present and voting in favor of the resolution at the meeting, provided that; or

(b)    a resolution consented to in writing by at least 50% (or 65% if approval is in connection with an amendment to Regulation 18) of the outstanding Shares voting in favor of the resolution;

“SEC” means the United States Securities and Exchange Commission;

“Share” means an Ordinary Share in the Company;

“Seal” means the Common Seal adopted by the Company and includes every duplicate seal;

“Securities” means Shares and debt obligations of every kind of the Company, and including without limitation, options, warrants and rights to acquire Shares or debt obligations;

“Shareholder” means a Person whose name is entered in the Register of Members as the holder of one or more Shares;

“Sponsor” means AGBA Holding Limited, sponsor to the Company’s IPO;

“Tax Filing Authorized Person” means such person as any Director shall designate;

“Treasury Share” means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled;

“Trust Company” means the trust company nominated by the Company from time to time to hold the Trust Fund;

“Trust Fund” means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with the proceeds of the private placement of the warrants simultaneously with the closing date of the IPO, will be deposited;

“Underwriter” means an underwriter of the IPO from time to time and any successor underwriter; and

“Written” or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly;

1.1.   In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)     a “Regulation” is a reference to a regulation of the Articles;

(b)    a “Clause” is a reference to a clause of the Memorandum;

(c)     voting by Shareholders is a reference to the casting of the votes attached to the Shares held by the Shareholder;

(d)    the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended or, in the case of the Act, any re-enactment thereof and any subsidiary legislation made thereunder;

(e)     reference to one gender or the neuter gender shall also refer to the other gender; and

(f)     the singular includes the plural and vice versa.

Annex A-3

1.2.   Any words or expressions defined in the Act shall unless the context otherwise requires or unless otherwise defined herein, bear the same meaning in the Memorandum and the Articles.

1.3.   Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and the Articles.

2.      NAME

The name of the Company is AGBA Acquisition Limited.

3.      STATUS

The Company is a company limited by Shares.

4.      REGISTERED OFFICE AND REGISTERED AGENT

4.1.   The first registered office of the Company is at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands, the office of the first registered agent.

4.2.   The first registered agent of the Company is Vistra (BVI) Limited of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands.

4.3.   The Company may by Resolution of Shareholders or by Resolution of Directors change the location of its registered office or change its registered agent.

4.4.   Any change of registered office or registered agent will take effect on the registration by the Registrar of a notice of the change filed by the existing registered agent or a legal practitioner in the British Virgin Islands acting on behalf of the Company.

4.5.   The registered agent shall:

(a)     act on the instructions of the Directors of the Company if those instructions are contained in a Resolution of Directors and a copy of the Resolution of Directors is made available to the registered agent; and

(b)    recognize and accept the appointment or removal of a Director by Shareholders.

5.      CAPACITY AND POWERS

5.1.   Subject to the Act and any other British Virgin Islands legislation, the Company has, irrespective of corporate benefit:

(a)     full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)    for the purposes of paragraph (a), full rights, powers and privileges.

5.2.   For the purposes of section 9(4) of the Act, there are no limitations on the business that the Company may carry on.

6.      NUMBER AND CLASSES OF SHARES

6.1.   Shares in the company shall be issued in the currency of the United States of America.

6.2.   The Company is authorized to issue a maximum of 100,000,000 Shares, comprising of one (1) class of shares being 100,000,000 Ordinary Shares with a par value of US$0.001 each (the “Ordinary Shares”).

6.3.   The Company shall not issue fractional Shares and fractional Shares shall be rounded down to the nearest whole Share.

6.4.   Shares may be issued in one or more series of Shares as the Directors may by Resolution of Directors determine from time to time.

Annex A-4

7.      RIGHTS OF SHARES

7.1.   Each Ordinary Share in the Company confers upon the Member:

(a)     the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;

(b)    the right to an equal share in any dividend paid by the Company;

(c)     the right to an equal share in the distribution of the surplus assets of the Company on its liquidation;

(d)    be subject to redemption, purchase or other acquisition by the Company in accordance with the terms of the Articles; and

(e)     such other rights and entitlements as may be specified in the Articles.

8.      REDEMPTION, REPURCHASE AND SURRENDER OF SHARES

8.1.   The Company may by Resolution of the Directors, redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to the Articles.

8.2.   Subject to the provisions of the Act, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)     Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Regulation 18.5;

(b)    Shares held by the Founders shall be surrendered by the Founders on a pro rata basis for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Founders will own 20% of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO or in the IPO itself ); and

(c)     Public Shares shall be repurchased by way of tender offer in the circumstances set out in Regulation 18.7.

8.3.   Subject to the Act, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described at Clauses 8.2(a), 8.2(b) and 8.2(c) above shall not require further approval or consent of the Members

8.4.   The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Act.

8.5.   The Directors may accept the surrender for no consideration of any fully paid Share.

9.      VARIATION OF RIGHTS

9.1.   The rights attached to Shares may only, whether or not the Company is being wound up, be varied with the consent in writing of or by a resolution passed at a meeting by the holders of more than seventy-five (75) per cent of the issued Shares of that class.

10.    RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

10.1. The rights conferred upon the holders of the Shares of any class shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

Annex A-5

11.    REGISTERED SHARES

11.1. The Company shall issue Registered Shares only.

11.2. The Company is not authorized to issue Bearer Shares, convert Registered Shares to Bearer Shares or exchange Registered Shares for Bearer Shares.

12.    TRANSFER OF SHARES

12.1. A share may, subject to the provisions of the Articles, be transferred subject to the prior or subsequent approval of the Company contained in a Resolution of Members or a Resolution of Directors.

12.2. The Directors may in their absolute and unfettered discretion refuse to approve any intended transfer of a Share.

13.    AMENDMENT OF THE MEMORANDUM AND THE ARTICLES

13.1. Subject to Clause 9, the Company may amend the Memorandum or the Articles by Resolution of Shareholders or by Resolution of Directors, save that no amendment may be made by Resolution of Directors:

(a)     to restrict the rights or powers of the Shareholders to amend the Memorandum or the Articles;

(b)    to change the percentage of Shareholders required to pass a Resolution of Shareholders to amend the Memorandum or the Articles;

(c)     in circumstances where the Memorandum or the Articles cannot be amended by the Shareholders; or

(d)    to Clauses 7, 9, 10 or this Clause 12.

13.2. Any amendment of the Memorandum or the Articles will take effect on the registration by the Registrar of a notice of amendment, or restated Memorandum and Articles, filed by the registered agent.

We, Vistra (BVI) Limited of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands hereby sign this Memorandum of Association the 8th day of October, 2018.

Incorporator
[Sd]
(Sd.) Rexella D. Hodge
Authorized Signatory
Vistra (BVI) Limited

Annex A-6

TERRITORY OF THE BRITISH VIRGIN ISLANDS
THE BVI BUSINESS COMPANIES ACT, 2004
AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
AGBA Acquisition Limited
A COMPANY LIMITED BY SHARES

Amended and restated on [•], 2022 by a Resolution of Shareholders

1.      REGISTERED SHARES

1.1.   Every Member is entitled to a certificate signed by a director of the Company or under the Seal specifying the number of Shares held by him and the signature of a Director.

1.2.   Any Member receiving a certificate shall indemnify and hold the Company and its Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3.   If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

2.      SHARES

2.1.   Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting), the Act and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend or other distribution, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Act and the Articles) vary such rights.

2.2.   The Company may issue Securities to Eligible Persons conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

2.3.   Section 46 of the Act does not apply to the Company.

2.4.   The Company may issue units of Securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other Securities in the Company, upon such terms as the Directors may from time to time determine. The Securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 90th day following the date of the prospectus relating to the IPO unless the representative of the Underwriters in the IPO determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

2.5.   No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)     the amount to be credited for the issue of the Shares;

(b)    their determination of the reasonable present cash value of the non-money consideration for the issue; and

(c)     that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

Annex A-7

2.6.   The Company shall keep a Register of Members, in compliance with section 41 of the Act, containing:

(a)     the names and addresses of the persons who hold Shares and Securities;

(b)    the number of each class and series of Shares and Securities held by each Member;

(c)     the date on which the name of each Member was entered in the Share Register; and

(d)    the date on which any Eligible Person ceased to be a Member.

2.7.   The Register of Members may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

2.8.   A Share is deemed to be issued when the name of the Member is entered in the Register of Members.

3.      FORFEITURE

3.1.   Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares and Securities issued for a promissory note or a contract for future services are deemed to be not fully paid.

3.2.   A written notice (“Notice”) of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares and Securities.

3.3.   The written notice of call referred to in Regulation 3.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the Notice on or before which the payment required by the Notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the Notice, the Shares or Securities, or any of them, in respect of which payment is not made will be liable to be forfeited.

3.4.   Where a written notice of call has been issued pursuant to Regulation 3.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares and Securities to which the Notice relates.

3.5.   The Company is under no obligation to refund any moneys to the Member whose Shares or Securities have been cancelled pursuant to Regulation 3.4 and that Member shall be discharged from any further obligation to the Company.

4.      TRANSFER OF SHARES

4.1.   Subject to the Memorandum shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration, provided that such transfer also complies with applicable rules of the SEC and federal and state securities laws of the United States. If the Shares in question were issued in conjunction with rights, options or warrants issued on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

4.2.   In addition to the above, the instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the officers of the Company and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time.

4.3.   The transfer of a Share is effective when the name of the transferee is entered on the share register. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members

Annex A-8

4.4.   If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)     to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)    that the transferee’s name should be entered in the Register of Members notwithstanding the absence of the instrument of transfer.

4.5.   Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

5.      DISTRIBUTIONS

5.1.   The Company may by Resolution of Directors, authorize a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.2.   Dividends may be paid in money, shares, or other property.

5.3.   The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.4.   Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 20 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

5.5.   No dividend shall bear interest as against the Company.

6.      REDEMPTION OF SHARES AND TREASURY SHARES

6.1.   Subject to these Articles, the Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

6.2.   The purchase redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)     The Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company; or

(b)    The Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.

6.3.   Sections 60, 61 and 62 of the Act shall not apply to the Company.

6.4.   Shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

6.5.   All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

6.6.   Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

Annex A-9

6.7.   Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

7.      MEETINGS AND CONSENTS OF MEMBERS

7.1.   Any director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the director considers necessary or desirable.

7.2.   Upon the written request of the Members entitled to exercise ten per cent (10%) or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

7.3.   The Director convening a meeting shall give at least ten (10) days’ written notice of a meeting of Members to:

(a)     those Members whose names on the date the notice is given appear as Members in the Register of Members and are entitled to vote at the meeting; and

(b)    the other Directors.

7.4.   The director convening a meeting of Members may fix as the record date for determining those Members that are entitled to vote at the meeting the date notice is given of the meeting, or such other date as may be specified in the notice, being a date not earlier than the date of the notice.

7.5.   A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

7.6.   The inadvertent failure of a director who convenes a meeting to give notice of a meeting to a Member or another director, or the fact that a Member or another director has not received notice, does not invalidate the meeting.

7.7.   A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

7.8.   The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

7.9.   The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

To: AGBA Acquisition Limited

I/We, being a Member of the above Company HEREBY APPOINT ............................................. of ............................
.............................................................................................. or failing him ...................................................................
........................................................................ of ............................................................................................................
..................................... to be my/our proxy to vote for me/us at the meeting of Members to be held on the …… day of ……, 20…… and at any adjournment thereof.
(Any restrictions on voting to be inserted here.)
Signed this …… day of ……, 20……
……………………………
Member

7.10. The following applies where Shares are jointly owned:

(a)     if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)    if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

Annex A-10

(c)     if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the Register of Members in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

7.11. A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other.

7.12. A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy Members representing not less than one-half of the votes of the Public Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

7.13. If within two hours from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved; in any other case it shall stand adjourned to the next business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares or each class or series of Shares entitled to vote on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall be dissolved.

7.14. At every meeting of Members, the chairman of the Board shall preside as chairman of the meeting. If there is no chairman of the Board or if the chairman of the Board is not present at the meeting, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

7.15. The chairman may, with the consent of the meeting, adjourn any meeting from time to time, and from place to place.

7.16. At any meeting of the Members the chairman is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

7.17. Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

7.18. Any Member, other than an individual, may by resolution of its directors or other governing body, authorize such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorized shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

7.19. The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

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7.20. Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

7.21. An action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a Resolution of Members have consented to the resolution by signed counterparts.

8.      UNTRACEABLE SHAREHOLDERS

8.1.   Where any Shareholder is untraceable, the Company may sell any of their Shares provided that:

(a)     no less than 3 checks for any sums payable in cash to such Shareholder have remained uncashed for a period of 12 years from the date of issue of the check;

(b)    the Company not having during that time or before the expiry of the three-month period referred to in (c) below received any indication of the existence of the Shareholder or person entitled to such shares by death, bankruptcy or operation of law; and

(c)     upon expiration of the 12-year period, an advertisement has been published in newspapers, giving notice of the Company’s intention to sell those Shares, and a period of three months or such shorter period has elapsed since the date of such advertisement.

then, the net proceeds of any such sale shall be held in the Company, and the net proceeds shall be accounted as a debt due to that untraceable Shareholder for an amount equal to such net proceeds.

9.      DIRECTORS

9.1.   The first Directors of the Company shall be appointed by the first registered agent within 30 days of the incorporation of the Company; and thereafter, the Directors shall be elected by Resolution of Members or by Resolution of Directors for such term as the Members or Directors shall determine.

9.2.   No person shall be appointed as a director of the Company unless he has consented in writing to act as a director.

9.3.   Subject to Regulation 9.1, the minimum number of Directors shall be two (2) and there shall be no maximum number of Directors.

9.4.   Each Director holds office for the term, if any, fixed by the Resolution of Members or Resolution of Directors appointing him, or until his earlier death, resignation or removal. If no term is fixed on the appointment of a Director, the Director shall serve indefinitely until his earlier death, resignation or removal.

9.5.   A director may be removed from office with or without cause by:

(a)     a Resolution of Members called for the purposes of removing the director or for purposes including the removal of the director or by a written resolution passed by a least seventy five per cent of the Members of the Company entitled to vote, provided that no director appointed from the closing of the IPO until consummation of the initial Business Combination may be removed by a Resolution of Members; or

(b)    a Resolution of Directors.

9.6.   A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a director under the Act.

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9.7.   The Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the Director being replaced ceased to hold office.

9.8.   A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

9.9.   The Company shall keep a register of directors complying with the Act containing:

(a)     the names and addresses of the persons who are Directors;

(b)    the date on which each person whose name is entered in the register of Directors was appointed as a Director of the Company;

(c)     the date on which each person named as a Director ceased to be a Director of the Company; and

(d)    such other information as may be prescribed by the Act.

9.10. The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

9.11. A Director is not required to hold a Share as a qualification to office.

10.    REMUNERATION OF DIRECTORS

10.1. The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no remuneration shall be paid to any Director prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

10.2. The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company (collectively an “Advisor”), or otherwise serves in his capacity as an Advisor shall be separately remunerated for services provided as an Advisor in addition to his remuneration as a Director.

11.    POWERS OF DIRECTORS

11.1. The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors. The Directors have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

11.2. If the Company is the wholly owned subsidiary of a holding company, a director of the Company may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

11.3. If the Company is a subsidiary, but not a wholly owned subsidiary, of a holding company, and the shareholders other than the holding company agree in advance, a director of the Company may, when exercising powers or performing duties as a director in connection with the carrying out of the joint venture, act in a manner which he believes is in the best interests of a Member or some Members even though it may not be in the best interests of the Company.

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11.4. If the Company is carrying out a joint venture between shareholders, a director of the Company may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

11.5. Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

11.6. The Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party.

11.7. All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

11.8. Section 175 of the Act shall not apply to the Company.

12.    PROCEEDINGS OF DIRECTORS

12.1. Any one director of the Company may call a meeting of the Directors by sending a written notice to all other Directors.

12.2. The Directors or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.

12.3. A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

12.4. A Director shall be given not less than three days’ notice of meetings of Directors, but a meeting of Directors held without three days’ notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

12.5. A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

12.6. If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

12.7. At meetings of Directors at which the chairman of the Board is present, he shall preside as chairman of the meeting. If there is no chairman of the Board or if the chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the longest standing Director present shall take the chair.

12.8. An action that may be taken by the Directors or a committee of directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last director has consented to the resolution by signed counterparts.

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13.    COMMITTEES

13.1. The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

13.2. The Directors have no power to delegate to a committee of directors any of the following powers:

(a)     to amend the Memorandum or the Articles:

(b)    to designate committees of directors;

(c)     to delegate powers to a committee of Directors;

(d)    to appoint Directors;

(e)     to appoint an agent;

(f)     to approve a plan of merger, consolidation or arrangement; or

(g)    to make a declaration of solvency or to approve a liquidation plan.

13.3. Regulations 13.2(b) and 13.2(c) do not prevent a committee of Directors, where authorized by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

13.4. The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

14.    OFFICERS AND AGENTS

14.1. The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a chairman of the Board of Directors, a Chief Executive Officer, one or more vice- presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

14.2. The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the chairman of the Board to preside at meetings of Directors and Members, the Chief Executive Officer to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer, the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

14.3. The emoluments of all officers shall be fixed by Resolution of Directors.

14.4. The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

14.5. The Resolution of Directors appointing an agent may authorize the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

15.    FINANCIAL YEAR

15.1. Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st March in each year and, following the year of incorporation, shall begin on 1st April in each year.

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16.    TRANSFER BY WAY OF CONTINUATION

16.1. The Company may by Resolution of the Directors have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the British Virgin Islands and to be deregistered in the British Virgin Islands.

17.    MERGERS AND CONSOLIDATIONS

17.1. The Company shall have the power to merge or consolidate with one or more other constituent companies upon such terms as the Directors by may determine by a Resolution of the Directors subject as may be permitted by the Act.

18.    BUSINESS COMBINATION

18.1. Notwithstanding any other Regulations of the Articles, this Regulation 18 shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of any Business Combination and the distribution of the Trust Fund pursuant to Regulation 18.6. In the event of a conflict between this Regulation 18 and any other Regulation, the provisions of this Regulation 18 shall prevail, and this Regulation may not be amended prior to the consummation of a Business Combination without the approval of a Resolution of Members.

18.2. Prior to the consummation of any Business Combination, the Company shall either:

(a)     submit such Business Combination to its Members for approval; or

(b)    provide Members with the opportunity to have their Shares repurchased by means of a tender offer for an amount equal to their pro rata share of the Trust Fund, provided that the Company shall not repurchase Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001.

18.3. The Company shall initiate any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act, and shall file tender offer documents with the SEC prior to completing a Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act, to repurchase Public Shares.

18.4. At a general meeting called for the purposes of approving a Business Combination pursuant to this Regulation, in the event that a majority of the Shares voted are voted for the approval of the Business Combination, the Company shall be authorised to consummate the Business Combination, provided that the Company shall not consummate any Business Combination unless the Company has net tangible assets of at least US$5,000,001 upon such consummation or any greater net tangible asset or cash requirement that may be contained in the agreement relating to the Business Combination.

18.5. Any Member holding Shares issued to persons who are not a Founder, officer of the Company or Director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the “IPO Redemption”), provided that the Member follows the applicable procedures for redemption specified in the applicable disclosure documents. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per Share redemption price equal to their pro rata share of the Trust Fund (such redemption price being referred to herein as the “Redemption Price”).

The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.

18.6. In the event that the Company does not consummate an initial Business Combination within 12 months after the closing of the IPO (the “Deadline”), the Company may, but is not obliged to, extend the period of time to consummate the Business Combination up to ten (10) occasions and for up to 3 months (the “Extension”) on each occasion, for up to 42 months from the closing of the IPO to initiate the initial Business Combination, provided that if the Company exercises the Extension, then, the Founders, or their affiliates or designees, shall upon five (5) days advance notice prior to the Deadline, deposit into the Trust Fund, $0.15 for each outstanding public ordinary share (the “Top-up Amount”) on or prior to the Deadline.

Annex A-16

18.7.  If the Company does not complete its initial Business Combination within 12 or 42 months of the IPO, as the case may be, or if the full Top-up Amount is not paid in full by the Founders, the Company shall redeem 100% of the outstanding Public Shares for a pro rata portion of the funds held in the Trust Fund, including a pro rata portion of any interest earned, but excluding all expenses paid and reserves for expenses and taxes payable.

18.8.  A holder of Public Shares shall be entitled to receive distributions from the Trust Fund only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to Regulation 18.2(b), or a distribution of the Trust Fund pursuant to Regulation 18.6 or 18.7. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Fund.

18.9.  After the issue of Public Shares, and prior to the consummation of a Business Combination, the Directors shall not issue additional Shares or any other Securities that participate in any manner in the Trust Fund or that vote as a class with Public Shares on any Business Combination.

18.10.The uninterested independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)     any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)    any Director or executive officer of the Company and any affiliate or relative of such Director or executive officer.

18.11.A Director may vote in respect of any Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

18.12.The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

18.13.The Company may enter into a Business Combination with a target business that is affiliated with the Sponsor, the Directors or executive officers of the Company.

19.     CONFLICT OF INTERESTS

19.1.  A director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors.

19.2.  For the purposes of Regulation 19.1, a disclosure to all other Directors to the effect that a Director is a member, director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

19.3.  Subject to any rules or regulations of the Designated Exchange or any laws or regulations governing companies listed on the Designated Exchange, a Director who is interested in a transaction entered into or to be entered into by the Company may:

(a)     vote on a matter relating to the transaction;

(b)    attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

(c)     sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction, and, subject to compliance with the Act shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

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20.    INDEMNIFICATION

20.1. Subject to the limitations hereinafter provided the Company shall indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who:

(a)     is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director of the Company; or

(b)    is or was, at the request of the Company, serving as a director of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise.

20.2. The indemnity in Regulation 20.1 only applies if the person acted honestly and in good faith with a view to what that person believed were the best interests of the Company and, in the case of criminal proceedings, the person had no reasonable cause to believe that their conduct was unlawful.

20.3. The decision of the Directors as to whether the person acted honestly and in good faith and with a view to the best interests of the Company and as to whether the person had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

20.4. The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the Company or that the person had reasonable cause to believe that his conduct was unlawful.

20.5. The Company may purchase and maintain insurance in relation to any person who is or was a director, officer or liquidator of the Company, or who at the request of the Company is or was serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity, whether or not the Company has or would have had the power to indemnify the person against the liability as provided in the Articles.

21.    RECORDS

21.1. The Company shall keep the following documents at the office of its registered agent:

(a)     the Memorandum and the Articles;

(b)    the Register of Members, or a copy of the Register of Members;

(c)     the register of Directors, or a copy of the register of Directors; and

(d)    copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

21.2. If the Company maintains only a single copy of the Register of Members or a copy of the register of Directors at the office of its registered agent, it shall:

(a)     within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)    provide the registered agent with a written record of the physical address of the place or places at which the original Register of Members or the original register of Directors is kept.

21.3. The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)     minutes of meetings and Resolutions of Members and classes of Members;

(b)    minutes of meetings and Resolutions of Directors and committees of Directors; and

(c)     an impression of the Seal, if any.

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21.4. Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

21.5. The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records.

22.    REGISTERS OF CHARGES

22.1. The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)     the date of creation of the charge;

(b)    a short description of the liability secured by the charge;

(c)     a short description of the property charged;

(d)    the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e)     unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)     details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

23.    CONTINUATION

23.1. The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

24.    SEAL

24.1. The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one director or other person so authorized from time to time by Resolution of Directors. Such authorization may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any director or authorized person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

25.    ACCOUNTS AND AUDIT

25.1. The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

25.2. The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

25.3. The Company may by Resolution of Members call for the accounts to be examined by auditors.

25.4. The first auditors shall be appointed by Resolution of Directors; subsequent auditors shall be appointed by a Resolution of Members or a Resolution of Directors.

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25.5.   The Directors shall establish and maintain an audit committee (the “Audit Committee”) as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as the circumstances dictate.

25.6.   The auditors may be Members, but no director or other officer shall be eligible to be an auditor of the Company during their continuance in office.

25.7.   The remuneration of the auditors of the Company:

(a)      in the case of auditors appointed by the Directors, may be fixed by Resolution of Directors; and

(b)      subject to the foregoing, shall be fixed by Resolution of Members or in such manner as the Company may by Resolution of Members determine.

25.8.   The auditors shall examine each profit and loss account and balance sheet required to be laid before a meeting of the Members or otherwise given to Members and shall state in a written report whether or not:

(a)      in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit and loss for the period covered by the accounts, and of the assets and liabilities of the Company at the end of that period; and

(b)      all the information and explanations required by the auditors have been obtained.

25.9.   The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

25.10. Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

25.11. The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company’s profit and loss account and balance sheet are to be presented.

26.      TAX FILINGS

26.1.   Each Tax Filing Authorized Person and any such other person, acting alone, as any Director shall designate from time to time, are authorized to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or officer of the Company. The Company further ratifies and approves any such filing made by any Tax Filing Authorized Person or such other person prior to the date of the Articles.

27.      NOTICES

27.1.   Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of electronic communication, addressed to each Member at the address shown in the share register.

27.2.   Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

27.3.   Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

Annex A-20

28.    VOLUNTARY WINDING UP

28.1. The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

28.2. If the Company does not commence its Business Combination within either 12 months of the IPO, or by the end of the Extension if an Extension has been exercised (whichever is later), such event shall terminate the existence of the Company and the Company shall appoint a voluntary liquidator to commence the liquidation of the Company.

We, Vistra (BVI) Limited of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands hereby sign this Memorandum of Association the 8th day of October, 2018.

Incorporator
[Sd]
(Sd.) Rexella D. Hodge
Authorized Signatory
Vistra (BVI) Limited

Annex A-21

Annex B

AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 3 (this “Amendment”), dated as of [•], 2022, to the Investment Management Trust Agreement (as defined below) is made by and between AGBA Acquisition Limited (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of May 14, 2019, and was amended dated as of February 5, 2021, and November 16, 2021 (as amended, the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an Annual Meeting of shareholders of the Company held on May 3, 2022, the Company shareholders approved (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association to provide that the date by which the Company shall be required to effect a Business Combination to be extended for three months and (ii) a proposal to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination; and

WHEREAS, on the date hereof, the Company is filing the Charter Amendment with the Registrar of Corporate Affairs in the British Virgin Islands (“BVI”).

NOW THEREFORE, IT IS AGREED:

1.      Section 1(i) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Maxim, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 12-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 42 months from the closing of the IPO but has not completed the Business Combination within such 42-month period, the 42-month anniversary of the Closing (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.”

2.      All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3.      This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

4.      This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5.      This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

Annex B-1

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE

By:
Name: Title:	Francis Wolf Vice President

AGBA ACQUISITION LIMITED

By:
Name: Title:	Gordon Lee Chief Executive Officer

Annex B-2

PROXY CARD
AGBA ACQUISITION LIMITED

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 3, 2022: The Proxy Statement and Annual Report to Shareholders are available on April 13, 2022.

The undersigned hereby appoints Gordon Lee and Vera Tan, individually, each with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of AGBA Acquisition Limited, to be held on May 3, 2022 at 10 a.m. local time at the offices of Loeb & Loeb LLP, 21st floor, 3 Connaught Rd Central, Central, Hong Kong, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated April 11, 2022 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.      APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) TWO (2) TIMES FOR AN ADDITIONAL THREE (3) MONTHS EACH TIME FROM MAY 16, 2022 TO NOVEMBER 16, 2022.

For ☐	Against ☐	Abstain ☐

2.      APPROVAL OF AN AMENDMENT TO THE COMPANY’S EXISTING INVESTMENT MANAGEMENT TRUST AGREEMENT TO MAKE CHANGES NECESSARY TO REFLECT THE EXTENSION.

For ☐	Against ☐	Abstain ☐

3.      THE ELECTION OF FIVE DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS OR HER EARLIER RESIGNATION, REMOVAL OR DEATH. (Check one)

FOR all nominees listed below (except as indicated). ☐

WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

Gordon Lee

Vera Tan

Eric Lam

Brian Chan

Thomas Ng

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes          No

Number of attendees: ____________

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.